UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 12, 2007


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                 000-25675                    74-3055158
(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)


                        5775 FLATIRON PARKWAY, SUITE 230
                             BOULDER, COLORADO 80301
                (Address of Principal Executive Offices/Zip Code)


                                 (303) 541-1005
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

         On June 13, 2007, the Registrant and Braden Waverley, the Registrant's Chief Executive Officer, entered into an amendment of that certain Employment Agreement dated February 17, 2006 and amended January 24, 2007, between the Registrant and Mr. Waverley, to provide for a reduced base salary of $100,000 during the remaining term of the Employment Agreement, commencing with the payroll period from June 1, 2007 through June 15, 2007. Mr. Waverley was previously entitled to receive a base salary of $220,000 under the terms of the Employment Agreement.

         On June 13, 2007, the Registrant and Martin T. Johnson, the Registrant's Chief Financial Officer, entered into an amendment of that certain Employment Agreement dated February 17, 2006 and amended January 24, 2007, between the Registrant and Mr. Johnson, to provide for a reduced base salary of $90,000 during the remaining term of the Employment Agreement, commencing with the payroll period from June 1, 2007 through June 15, 2007. Mr. Johnson was previously entitled to receive a base salary of $180,000 under the terms of the Employment Agreement.

ITEM 8.01         OTHER EVENTS.

         While the Registrant continues development, coding and testing work on its FormStream Query and FormStream Version 4.0 products, the launch of those products will be delayed until such time that the Registrant's existing personnel can complete remaining development, coding and testing work.

         The delay of the launch of these products is due in part to certain initiatives commenced by the Registrant on June 12, 2007 to reduce expenses in its operations and to maximize its limited cash resources. The expense reductions included a reduction in force of the Registrant's headcount, targeted decreases in variable spending, and temporary reductions in management salaries, including the Registrant's Chief Executive Officer and Chief Financial Officer. The reduction initiatives resulted from the Registrant's desire to maximize cash resources on hand. The Registrant continues to work with First Analysis Securities Corporation and has expanded their engagement to include the consideration of all strategic options. There can be no assurance that the Registrant will obtain funding on a timely basis or that the Registrant will successfully consummate a strategic transaction.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      SHELL COMPANY TRANSACTIONS. Not applicable

         (d)      EXHIBITS.

                  10.1 Second Amendment to Executive Employment Agreement dated June 13, 2007, between the Registrant and Braden Waverley.

                  10.2 Second Amendment to Executive Employment Agreement dated June 13, 2007, between the Registrant and Martin T. Johnson.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PATRON SYSTEMS, INC.



Date:    June 14, 2007             By:      /s/ Martin T. Johnson
                                            -----------------------------------
                                            Martin T. Johnson
                                            Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------        -----------

10.1 Second Amendment to Executive Employment Agreement dated June 13, 2007, between the Registrant and Braden Waverley.

10.2 Second Amendment to Executive Employment Agreement dated June 13, 2007, between the Registrant and Martin T. Johnson.